UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 8, 2012

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 8, 2012, Cell Therapeutics, Inc. (the “Company”) issued a press release in Italy announcing that the Company’s Board of Directors (the “Board”) approved a reverse stock split in order to regain compliance with The NASDAQ Stock Market LLC (the “NASDAQ”) minimum closing bid price of $1.00 per share. A copy of the English translation of the press release, entitled “Cell Therapeutics Announces Planned Reverse Stock Split” is furnished as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 8, 2012, the Company announced that the Board approved a reverse stock split in order to regain compliance with NASDAQ’s minimum closing bid price of $1.00 per share. Upon the effectiveness of the reverse stock split, each of the Company’s shareholders will receive one new share of the Company’s common stock (the “Common Stock”) for every five shares such shareholder holds. The reverse stock split will affect all of the Company’s authorized shares, including all outstanding shares of Common Stock as well as the number of shares of Common Stock underlying stock options, warrants and other exercisable or convertible instruments outstanding at the effective time of the reverse stock split. It is anticipated that the reverse stock split will become effective on or about September 2, 2012.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, and that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of the Company’s securities. Specifically, the risks and uncertainties that could affect the Company include risks associated with preclinical and clinical developments in the biopharmaceutical industry, including, without limitation, that the Company may experience unexpected delays in the regulatory approval process of its products, the Company’s ability to continue to raise capital as needed to fund its operations, that the reverse stock split may not increase the per-share-trading price of the Common Stock to regain compliance with the NASDAQ listing requirements for continued listing on The NASDAQ Capital Market, that the reverse stock split may not become effective on or about September 2, 2012, competitive factors, technological developments, costs of developing, producing and selling the Company’s product candidates, and the risk factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission including, without limitation, the Company’s most recent filings on Forms 10-K, 10-Q and 8-K. Except as may be required by law, the Company does not intend to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	English translation of the Press Release, dated August 8, 2012, entitled “Cell Therapeutics Announces Planned Reverse Stock Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: August 8, 2012	By:	/s/ James A. Bianco, M.D.
James A. Bianco
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	English translation of the Press Release, dated August 8, 2012, entitled “Cell Therapeutics Announces Planned Reverse Stock Split.”